UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2024

AROGO CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41179	87-1118179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 Brickell Avenue, Penthouse 5, Miami, FL 33131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (786) 442-1482

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	AOGOU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	AOGO	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	AOGOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Business Combination Agreement

This section describes the material provisions of the Business Combination Agreement (as defined below) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1. Capitalized terms used herein but not otherwise defined have the meanings ascribed to such terms in the Business Combination Agreement.

The Business Combination

Effective as of June 25, 2024, Arogo Capital Acquisition Corp., a Delaware corporation (“Arogo” or “SPAC”), entered into a business combination agreement (the “Business Combination Agreement”), by and among Arogo, Ayurcann Holding Corp., an Ontario corporation (“PubCo”), DE Ayurcann Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of PubCo (“Merger Sub”), CAN Ayurcann Merger Sub, Inc., an Ontario corporation and a direct, wholly owned subsidiary of PubCo (“Canadian Merger Sub” and, together with PubCo and Merger Sub, each an “Acquisition Entity” and, together, the “Acquisition Entities”), and Ayurcann Holdings Corp., an Ontario corporation (“Ayurcann Holdings” or the “Company”).

Pursuant to the Business Combination Agreement, prior to the Effective Time of the Merger, by way of the Plan of Arrangement (as described below) under the provisions of the Business Corporations Act (Ontario) (“OBCA”), (a) Canadian Merger Sub will amalgamate with and into Ayurcann Holdings to form “Ayurcann Holding Corp.” (the “Company Amalgamation”), (b) the Company Amalgamation will become a wholly owned subsidiary of PubCo, (c) Ayurcann Holdings shareholders will receive the Consideration, (d) holders of Ayurcann Holdings stock options will surrender such stock options in exchange for PubCo replacement options exercisable into PubCo Common Shares, in each case, on the terms and subject to the conditions set forth in the Business Combination Agreement, the Plan of Arrangement, the PubCo option plan, and in accordance with the provisions of applicable Law, and (e) holders of Ayurcann Holdings warrants will surrender such warrants in exchange for PubCo Warrants exercisable into PubCo Common Shares, in each case, on the terms and subject to the conditions set forth in the Business Combination Agreement and the Plan of Arrangement and in accordance with the provisions of applicable Law (the “Arrangement Acquisition”).

At the Effective Time, upon the terms and subject to the conditions of the Business Combination Agreement and in accordance with the Delaware General Corporation Law (the “DGCL”), Merger Sub shall merge with and into Arogo (the “Merger”), with Arogo continuing as the surviving company after the Merger (the “Surviving Company”), as a result of which Arogo will become a direct, wholly owned subsidiary of PubCo.

Business Combination Consideration

In accordance with the Business Combination Agreement, and as a result of the Merger, (a) each issued and outstanding SPAC Class A Share shall no longer be outstanding and shall be automatically converted into and exchanged for the Class A Consideration, (b) each issued and outstanding SPAC Class B Share shall no longer be outstanding and shall be automatically converted into and exchanged for the Class B Consideration, and (c) each issued and outstanding SPAC Warrant shall no longer be outstanding and shall, pursuant to the terms of the SPAC Warrant Agreement, be automatically converted into and exchanged for one PubCo Warrant, and thereafter exercisable to purchase one (1) PubCo Common Share on the same terms as were in effect immediately prior to the Effective Time, in each case, with PubCo issuing the Class A Consideration, Class B Consideration, and PubCo Warrants, each in accordance with the terms of the Business Combination Agreement and the Plan of Arrangement. In addition, in accordance with the Business Combination Agreement, and at the Effective Time, each share of common stock, par value $0.01 per share, of Merger Sub (the “Merger Sub Common Shares” that is issued and outstanding immediately prior to the Effective Time shall automatically convert into one (1) share of common stock, par value $0.01 per share, of the Surviving Company.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties made by (a) Arogo, (b) Group Companies (as defined in the Business Combination Agreement), and (c) the Acquisition Entities. The representations made in the Business Combination Agreement are subject to certain (i) specified exceptions and qualifications, and/or (ii) information provided pursuant to certain disclosure schedules, in each case as provided in the applicable sections of the Business Combination Agreement and the applicable disclosure schedule.

Covenants of the Parties

Subject to the terms and conditions of the Business Combination Agreement, each party agrees to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective as promptly as reasonably practicable the transactions contemplated by the Business Combination Agreement. The Business Combination Agreement also contains certain customary covenants by the parties during the period between the signing of the Business Combination Agreement and the earlier of the Closing (as defined in the Business Combination Agreement) or the termination of the Business Combination Agreement in accordance with its terms, including covenants regarding the conduct of their respective businesses, efforts, confidentiality and access to information, and public announcements, the filing of PubCo’s registration statement and proxy statement for the transaction and other public filings with the SEC and the Nasdaq Stock Market, LLC (“Nasdaq”), holding of stockholders meetings by both parties, notice of breaches, no insider trading, indemnification of directors and officers, restrictive covenants, use of trust proceeds and other customary covenants. The parties also have agreed to the following covenants:

●	Ayurcann Holdings and Arogo agree to an obligation of exclusive dealings between the signing of the Business Combination Agreement and Closing and will not be allowed to solicit or discuss competing transactions with other potential parties during such period.

●	The PubCo board of directors (the “PubCo Board”) after the Closing will consist of five (5) directors, each of whom shall be nominated by Ayurcann Holdings prior to the Effective Time, with at least three (3) of such directors qualifying as an independent director under the rules of Nasdaq. At least a majority of the PubCo Board shall be required to qualify as an Independent Director under the Securities Act of 1933, as amended, and the Nasdaq rules. From the Effective Date until the date that is twelve (12) months following the Effective Date, so long as Singto, LLC, f/k/a Koo Dom Investment, LLC, a Delaware limited liability company (the “Sponsor”) beneficially owns at least 5% of the Pubco Common Shares, but in no event for less than nine (9) months after the Effective Date, Sponsor shall have the right, but not the obligation to designate a person to attend meetings of the PubCo Board (including any meetings of any committees thereof) in a non-voting observer capacity (a “Non-Voting Observer”).

●	Prior to the Effective Time, the PubCo Board shall approve and adopt an equity incentive plan reserving up to 10% of the PubCo Common Shares (the “PubCo Incentive Equity Plan”), in the manner prescribed under applicable Laws, effective as of the Closing Date (as defined in the Business Combination Agreement).

Indemnification

The representations and warranties of the Parties (as defined in the Business Combination Agreement) contained in the Business Combination Agreement will not survive the Closing, and from and after the Closing, except as provided in the Business Combination Agreement – including, Section 8.13 thereto. The covenants and agreements made by the Parties in the Business Combination Agreement, including any rights arising out of any breach of such covenants or agreements, shall not survive the Closing, except for those covenants and agreements contained therein that by their terms apply or are to be performed in whole or in part after the Closing (which such covenants shall survive the Closing and continue until fully performed in accordance with their terms). For example, beginning on the date of the Closing and in accordance with the Business Combination Agreement, Ayurcann Holding Corp., the Surviving Company and PubCo shall jointly and severally indemnify and hold harmless each present and former director and officer of Ayurcann Holdings, any of its Subsidiaries and any Acquisition Entity (in each case, solely to the extent acting in his or her capacity as such and to the extent that such activities are related to the business of Ayurcann Holdings, its Subsidiaries, Arogo or such Acquisition Entity, respectively), and his respective heirs and successors (the “D&O Indemnified Parties”) against any and all losses in connection with any Action, whether asserted or claimed prior to, at or after the Closing. Relatedly, on the Closing Date, PubCo shall enter into customary indemnification agreements reasonably satisfactory to each of Ayurcann Holdings and Arogo with the post-Closing directors and officers of PubCo..

Prior to or in connection with the Closing, Ayurcann Holdings shall purchase “go-forward” D&O insurance to cover the post-Closing directors and officers of PubCo. From and after the date of the Business Combination Agreement, PubCo, Arogo, and Ayurcann Holdings shall cooperate in good faith with respect to any efforts to obtain said insurance.

Conditions to Consummation of the Merger

The consummation of the transactions are subject to customary closing conditions unless waived, including:

●	the approval by the stockholders of Arogo;

●	the Company Arrangement Resolution shall have been approved by the Company Required Approval in accordance with the Interim Order;

●	the Interim Order and the Final Order shall have been obtained on terms consistent with this Agreement and shall not have been set aside or modified in a manner unacceptable to either Arogo or the Company, each acting reasonably, on appeal or otherwise;

●	approvals of any required governmental authorities and the expiration or termination of any anti-trust waiting periods;

●	receipt of specified third-party consents;

●	no law or order preventing the transactions;

●	no material uncured breach by the other party;

●	Arogo shall have at least $5,000,001 of net tangible assets after giving effect to the Transactions (as defined in the Business Combination Agreement), including the PIPE Financing (as defined below);

●	the members of the post-Closing PubCo board shall have been elected or appointed as of the Closing;

●	the Aggregate Transaction Proceeds shall be equal to or greater than $3,000,000;

●	the consummation of converting some or all, as set forth in the Business Combination Agreement, of the indebtedness owed by Arogo to the Sponsor as of the Closing Date into PubCo Common Shares (the “Sponsor Indebtedness Conversion”); and

●	the Registration Statement shall have been declared effective by the SEC and shall remain effective as of the Closing, and no stop order or similar order shall be in effect with respect to the Registration Statement;

In addition, unless waived by Company and the Acquisition Entities, the obligations of Company and Acquisition Entities to consummate the transactions are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries: (a) the PubCo Common Shares shall have been approved for listing on NASDAQ or any of its related exchanges or trading platforms, if eligible; (b) the representations and warranties of Arogo being true and correct as of the date of the Business Combination Agreement and as of the Closing (subject to Material Adverse Effect); (c) Arogo having performed in all material respects the respective obligations and complied in all material respects with their respective covenants and agreements under the Business Combination Agreement required to be performed or complied with on or prior to the date of the Closing; and (d) absence of any Material Adverse Effect with respect to Arogo since the date of the Business Combination Agreement which is continuing and uncured.

Unless waived by Arogo, the obligations of Arogo to consummate the Transaction are subject to the satisfaction of certain Closing conditions, in addition to customary certificates and other closing deliveries, including, without limitation: (a) the representations and warranties of the Group Companies and the Company being true and correct as of the date of the Business Combination Agreement and as of the Closing (subject to Material Adverse Effect as defined the Business Combination Agreement); (b) the Company and the Acquisition Entities having performed in all material respects the respective obligations and complied in all material respects with its covenants and agreements under the Business Combination Agreement required to be performed or complied with on or prior to the date of the Closing; (c) absence of any Material Adverse Effect with respect to Company as a whole since the date of the Business Combination Agreement which is continuing and uncured, and (d) the Company delivering the Updated Financial Statements, Canadian tax opinions, and the indemnity agreements as required by Section 8 of the Business Combination Agreement.

Termination

The Business Combination Agreement may be terminated and the transactions may be abandoned under certain customary and limited circumstances at any time prior to the Closing, including:

●	by mutual agreement of the Arogo and Ayurcann Holdings;

●	By Arogo or Ayurcann Holdings for the other party’s uncured breach;.

●	By Arogo or Ayurcann Holdings if there is a government order preventing the Closing;

●	by Arogo or Ayurcann Holdings if the Closing does not occur by November 14, 2024;

●	by Ayurcann Holdings if the Sponsor Indebtedness Conversion has not been consummated;

●	by Ayurcann Holdings upon written notice to Arogo, and in such case, Company shall pay an aggregate fee of $250,000 to Arogo;

●	by Arogo or Ayurcann Holdings if Arogo stockholders vote and do not approve the transactions contemplated by the Business Combination Agreement;

●	by Arogo or Ayurcann Holdings if the Company Required Approval was not obtained, in accordance with the Interim Order on or before the Termination Date;

●	by Arogo, if the Updated Financial Statements were not delivered to Arogo by July 1, 2024; and

●	by Arogo, if the Board of Ayurcann Holdings takes any Company Change in Recommendation (as defined in the Business Combination Agreement).

Trust Account Waiver

Ayurcann Holdings, the Acquisition Entities, and their Representatives (as defined in the Business Combination Agreement) each agree that they will not have any right, title, interest or claim of any kind in or to any monies in Arogo’s trust account held for its public shareholders, and agrees not to, and waives any right to, make any claim against the trust account (including any distributions therefrom).

Potential PIPE Financing

Pursuant to the Business Combination Agreement, Arogo shall use its reasonable best efforts to arrange and obtain financing in the minimum amount of $3,000,000 in the form of equity and/or debt financing, on terms and conditions mutually agreeable to Arogo and Ayurcann Holdings (the “PIPE Financing”). Ayurcann Holdings shall use its reasonable best efforts to cooperate with and assist Arogo in arranging and obtaining the PIPE Financing.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Business Combination Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) have certain limited exceptions, will not survive consummation of the Merger indefinitely unless otherwise stated in the Business Combination Agreement, and (ii) were made only as of the date of the Business Combination Agreement or such other date as is specified in the Business Combination Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Business Combination Agreement is included with this filing only to provide investors with information regarding the terms of the Business Combination Agreement, and not to provide investors with any other factual information regarding Arogo, its respective affiliates or their respective businesses. The Business Combination Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Arogo, PubCo, Merger Sub, Canadian Merger Sub, or Ayurcann Holdings, as well as each of their respective affiliates and their respective businesses included in the filings they make with the Securities and Exchange Commission.

Documents Ancillary to the Business Combination Agreement

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the Business Combination Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements, copies of each of which are attached hereto as exhibits. Stockholders and other interested parties are urged to read such Related Agreements in their entirety. Capitalized terms used herein but not otherwise defined have the meanings ascribed to such terms in the respective Related Agreements.

Sponsor Support Agreement

In connection with Ayurcann Holdings’ entry into the Business Combination Agreement, the Sponsor, Arogo, and Ayurcann Holdings will enter into a sponsor support agreement (the “Sponsor Support Agreement”), pursuant to which, inter alia, the Sponsor has agreed to vote in favor of the Transaction Proposal (as defined therein) in accordance with the Insider Letter, which includes, without limitation, entering into the Business Combination Agreement.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, the form of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Shareholder Support Agreement

Prior to the Closing, and in connection with the Arogo and the Acquisition Entities’ entry into the Business Combination Agreement, the Arogo, Acquisition Entities, the Company, and each Company Shareholder set forth in Annex A to the Business Combination Agreement will enter into a shareholder support agreement (the “Shareholder Support Agreement”) pursuant to which such shareholders have agreed to, among other things, promptly following the time at which the Registration Statement / Proxy Statement shall have been declared effective by the SEC and delivered or otherwise made available to stockholders, support and vote all Equity Securities held by them in favor of the Company Arrangement Resolution (as defined below) and the adoption and approval of the Business Combination Agreement by voting the Equity Securities held by such shareholders in favor of the Company Arrangement Resolution at the Company Shareholder Meeting. Further, said shareholders agree (a) as of the date of the Shareholder Support Agreement through the Expiration Time (as defined therein), not to Transfer (as defined in the Shareholder Support Agreement) or publicly announce any intention to effect a Transfer, and (b) to the extent said shareholder is listed in Schedule III to the Shareholder Support Agreement, it shall also enter into the Lock-Up Agreement (as defined below).

The foregoing description of the Shareholder Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Shareholder Support Agreement, the form of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Lock-Up Agreement

At the Closing, PubCo, Sponsor, and certain Ayurcann Holdings shareholders shall become bound by lock-up agreements (the “Lock-up Agreements”), pursuant to which, among other things, each of Sponsor and the Ayurcann Holdings shareholders party thereto will agree not to effect any sale or distribution of any Equity Securities of PubCo held by any of them during the lock-up period described therein. The lock-up period commencing on the Closing Date and ending on the earliest of (i) the date that is 180 days after the Closing Date, (ii) the date on which the last reported closing price of a PubCo Common Share equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30)-trading day period commencing at least seventy-five (75) days after the Closing Date and (iii) subsequent to the Closing Date, the date on which the Company completes a liquidation, merger, amalgamation, arrangement, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their shares of capital stock for cash, securities or other property (such period, the “Lock-Up Period” which may be extended from time to time by the Company).

The foregoing description of the Lock-up Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Lock-up Agreements, the form of which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

Registration Rights Agreement

At the Closing, PubCo, Sponsor, other holders of SPAC Class B Shares and certain Ayurcann Holdings shareholders will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, each of Sponsor and the Ayurcann Holdings shareholders party thereto will be granted certain registration rights with respect to their respective PubCo Common Shares.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of agreement, which is attached as Exhibit 10.4 hereto and is incorporated herein by reference.

Plan of Arrangement

Prior to the Closing, the Company Amalgamation and the Arrangement Acquisition, and among other things, shall occur by way of and in accordance with a plan of arrangement (the “Plan of Arrangement”), pursuant to Section 182 of the OBCA.

 Item 7.01 Regulation FD Disclosure.

On June 27, 2024, Arogo issued a press release announcing the execution of the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Forward Looking Statements

This communication contains certain statements which may be deemed as “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Company’s industry and market sizes, future opportunities for Company and Arogo, Company’s estimated future results and the proposed business combination between Arogo and Company, including the implied enterprise value, the expected transaction and ownership structure and the likelihood, timing and ability of the parties to successfully consummate the proposed transaction. Such forward-looking statements are based upon the current beliefs and expectations of the management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the management’s control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Arogo’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: inability to meet the closing conditions to the business combination, including the occurrence of any event, change, legal proceedings instituted against Company or against Arogo related to the business combination agreement or the management team, or other circumstances that could give rise to the termination of the business combination agreement; the inability to complete the transactions contemplated by the business combination agreement due to the failure to obtain approval of Arogo’s stockholders; redemptions exceeding a maximum threshold or the failure to meet The Nasdaq Stock Market’s initial listing standards in connection with the consummation of the contemplated transactions; costs related to the transactions contemplated by the business combination agreement; a delay or failure to realize the expected benefits from the proposed business combination transaction including Company’s ability to effectively develop and successfully market new products, solutions and services, and to effectively address cost reductions and other changes in its industry; risks related to disruption of management’s time from ongoing business operations due to the proposed business combination transaction; changes in the cannabis markets in which Company competes or where it sources its supplies and materials from, including with respect to its competitive landscape, technology evolution or regulatory changes on solutions, services, labor matters, international economic, political, legal, compliance and business factors; developments and uncertainties in domestic and foreign trade policies and regulations, and other regulations which may cause contractions or affect growth rates and cyclicality of markets Company serves; disruptions relating to war, terrorism, widespread protests and civil unrest, man-made and natural disasters, public health issues and other events; changes in domestic and global general economic conditions; risk that Company may not be able to execute its growth strategies; security breaches or other disruptions of Company’s information technology systems or violations of data privacy laws; Company’s inability to adequately protect its intellectual property; risks related to global warming or climate change, including any resulting effects on Company’s products, suppliers, or disruptions to its supply chain; the pace of recovery in the markets in which Company operates; global supply chain disruptions and potential staffing shortages at potential customers which may have a trickle-down effect on Company; risk that Company may not be able to develop and maintain effective internal controls; and other risks and uncertainties indicated in Arogo’s final prospectus, dated December 23, 2021, for its initial public offering, and those that will be contained in the proxy statement/prospectus relating to the proposed business combination, including those under “Risk Factors” therein, and in Arogo’s other filings with the SEC. Company and Arogo caution that the foregoing list of factors is not exclusive. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond the management’s control. All information set forth herein speaks only as of the date hereof in the case of information about Arogo and Company or the date of such information in the case of information from persons other than Arogo or Company, and except to the extent required by applicable law, we disclaim any intention or obligation to update or revise any forward-looking statements as a result of new information, future events and developments or otherwise occurring after the date of this communication. Forecasts and estimates regarding Company’s industry and markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Neither Arogo nor Company gives any assurance that either Arogo or Company, respectively, will achieve its expectations.

Additional Information and Where to Find It

For additional information on the proposed business combination transaction, see Arogo’s Current Report on Form 8-K, which will be filed concurrently with this press release. In connection with the proposed business combination transaction, PubCo intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form F-4, which will include a proxy statement/prospectus of PubCo, and other documents regarding the proposed business combination transaction. Arogo’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination transaction, as these materials will contain important information about Company, Arogo and the proposed business combination transaction. Promptly after the Form F-4 is declared effective by the SEC, PubCo will mail the definitive proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the meeting relating to the approval of the business combination and other proposals set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and stockholders of Arogo are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed business combination transaction. The documents filed by Arogo with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, (Registration No. 333-259338), or by directing a request to Arogo Capital Acquisition Corp., 848 Brickell Avenue, Penthouse 5, Miami, FL 33131.

No Offer or Solicitation

This press release does not constitute (i) a solicitation of a proxy, consent, or authorization with respect to any securities or with respect of the proposed business combination, or (ii) an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act.

Participants in the Solicitation

Arogo and its directors and executive officers may be deemed participants in the solicitation of proxies from its stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Arogo will be included in the proxy statement/prospectus for the proposed business combination when available at www.sec.gov. Information about Arogo’s directors and executive officers and their ownership of Arogo common stock is set forth in Arogo’s prospectus, dated December 23, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Arogo in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
2.1†	Agreement and Plan of Merger, dated June 25, 2024, by and among Arogo Capital Acquisition Corp., Ayurcann Holding Corp., DE Ayurcann Merger Sub Inc., CAN Ayurcann Merger Sub, Inc., and Ayurcann Holdings Corp.
10.1	Form of Sponsor Support Agreement
10.2	Form of Shareholder Support Agreement
10.3	Form of Lock-Up Agreement
10.4	Form of Registration Rights Agreement
10.5	Company Arrangement Resolution
10.6	Plan of Arrangement
99.1	Press release, dated June 27, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AROGO CAPITAL ACQUISITION CORP.

	By:	/s/ Suradech Taweesaengsakulthai
		Name:	Suradech Taweesaengsakulthai
		Title:	Chief Executive Officer

Dated: July 1, 2024